      As filed with the Securities and Exchange Commission on June 2, 1999
                                                    Registration No. 333-_______
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              COMPUWARE CORPORATION
             (Exact name of registrant as specified in its charter)

           Michigan                                            38-2007430
State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                             Identification No.)


31440 Northwestern Highway, Farmington Hills, Michigan            48334
     (Address of Principal Executive Offices)                   (Zip Code)

               Compuware Corporation Fiscal 1999 Stock Option Plan
                            (Full Title of the Plan)

                          Peter Karmanos, Jr., Chairman
                              Compuware Corporation
                           31440 Northwestern Highway
                        Farmington Hills, Michigan 48334
                     (Name and address of agent for service)

                                 (248) 737-7300
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                                     Proposed              Proposed
Title of                                             maximum               maximum
securities                 Amount                    offering              aggregate              Amount of
to be                      to be                     price per             offering               registration
registered                 registered                share (1)             price (1)              fee
--------------------------------------------------------------------------------------------------------------------
Common Stock,              8,000,000                 $28.81                $230,500,000           $64,079
$.01 par value
per share (the
"Common Stock")(2)

(1) Calculated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), solely for the purpose of computing the registration fee and based on the average of the high and low prices of the Common Stock, as quoted on the Nasdaq Stock Market on May 25, 1999.

(2) In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the plan described herein.


                                     PART I

        INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION.*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

       * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 of the Securities Act and the Note to Part I of Form S-8.

                                     PART II

        INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The documents listed in (a) through (c) below are incorporated by reference in this Registration Statement on Form S-8. In addition, all documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment that indicates that all securities have been sold or that deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents:

                    (a) Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on April 12, 1999 (Commission File No. 333-76097), including all amendments thereto;

                    (b) Registrant's Quarterly Reports on Form 10-Q for the quarters ended June 30, 1998, September 30, 1998 and December 31, 1998; and

                    (c) The description of Registrant's Common Stock contained in Registrant's Registration Statement on Form S-1, filed with the Securities and Exchange Commission on October 23, 1992 (Commission File No. 33-53652), including any amendment or report filed for the purpose of updating such description.

         Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein by reference modifies or supersedes such prior statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.



ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

         None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Under Sections 561-571 of the Michigan Business Corporation Act, directors and officers of a Michigan corporation may be entitled to indemnification by the corporation against judgments, expenses, fines and amounts paid by the director or officer in settlement of claims brought against them by third persons or by or in the right of the corporation if those directors and officers acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and its shareholders.

         The Registrant is obligated under its Bylaws to indemnify a present or former director or executive officer of the Registrant, and may indemnify any other person, to the fullest extent now or hereafter authorized or permitted by law in connection with any actual or threatened civil, criminal, administrative or investigative action, suit or proceeding arising out of his or her past or future service to the Registrant, or to another corporation at the request of the Registrant. In addition, the Articles of Incorporation of the Registrant limit certain personal liabilities of directors of the Registrant; provided, however, that the Articles of Incorporation do not eliminate or limit the liability of a director for any of the following: (i) a breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; (iii) a violation of Section 551(1) of the Michigan Business Corporation Act; (iv) a transaction from which the director derived an improper personal benefit; or (v) an act or omission occurring before the effective date of the Article.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         4.1      Compuware Corporation Fiscal 1999 Stock Option Plan.

         4.2 Registrant's Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

         4.3 Registrant's Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.4 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.5 Registrant's Correction to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

         4.6 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.5 to the Registrant's Annual Report on Form 10-K for the year ended March 31, 1997).

         4.7 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 4.7 to the Registrant's Registration Statement on Form S-8, Registration No. 33-37873).

         4.8 Registrant's Certificate of Amendment to Restated Articles of Incorporation.

         4.9 Registrant's Restated Bylaws, as amended (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

         5 Opinion of Honigman Miller Schwartz and Cohn, counsel to the Registrant, as to the legality of the shares of Common Stock being registered.

         23.1     Consent of Deloitte & Touche LLP.

         23.2 Consent of Honigman Miller Schwartz and Cohn (included in the opinion filed as Exhibit 5 to this Registration Statement).

         24 Power of Attorney (included on the signature page of this Registration Statement).

ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)      to include any prospectus required by
                                    Section 10(a)(3) of the Securities Act;

                           (ii) to reflect in the Prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                           (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

                           provided, however, that paragraphs (a)(1)(i) and
                           (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
                           Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
                  Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Farmington Hills, State of Michigan, on June 1, 1999


                                           COMPUWARE CORPORATION



                                           /s/   Joseph A. Nathan
                                           -------------------------------------
                                           Joseph A. Nathan, President,
                                           Chief Operating Officer and Director




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Joseph A. Nathan and Peter Karmanos, Jr. or either of them, his/her true and lawful attorneys-in-fact and agents, each with full power of substitution for him/her and in his/her name, place and stead, in any and all capacities, to sign any or all amendments (including without limitation post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that any said attorneys-in-fact and agents, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                          Date                Capacity
         ---------                          ----                --------
/s/   Peter Karmanos, Jr.               June 1, 1999      Chairman of the Board,
-----------------------------                             Chief Executive Officer
Peter Karmanos, Jr.                                       and Director (Principal
                                                          Executive Officer)


-----------------------------           ------------      Vice Chairman of the Board
Thomas Thewes                                             and Director


/s/   Joseph A. Nathan                  June 1, 1999      President, Chief
-----------------------------                             Operating Officer
Joseph A. Nathan                                          and Director


/s/   Laura L. Fournier                 June 1, 1999      Senior Vice President, Chief
-----------------------------                             Financial Officer, Treasurer
                                                          (Principal Financial
Laura L. Fournier                                         Office and Principal
                                                          Accounting Officer)




/s/   Elizabeth A. Chappel              June 1, 1999      Director
-----------------------------
Elizabeth A. Chappel


/s/   Elaine K. Didier                  June 1, 1999      Director
-----------------------------
Elaine K. Didier


/s/   William O. Grabe                  June 1, 1999      Director
-----------------------------
William O. Grabe


/s/   Bernard M. Goldsmith              June 1, 1999      Director
-----------------------------
Bernard M. Goldsmith

/s/   William R. Halling                June 1, 1999      Director
-----------------------------
William R. Halling

                                                          Director
-----------------------------           -------------
W. James Prowse


/s/   G. Scott Romney                   June 1, 1999      Director
-----------------------------
G. Scott Romney

                                                          Director
-----------------------------           -------------
Lowell Weicker, Jr.



                                INDEX TO EXHIBITS


Exhibit
Number                                Exhibit
-------                               -------

4.1               Compuware Corporation Fiscal 1998 Stock Option Plan.

4.2 Registrant's Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

4.3 Registrant's Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822) .

4.4 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

4.5 Registrant's Correction to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-4, as amended, Registration No. 33-78822).

4.6 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 3.5 to the Registrant's Annual Report on Form 10-K for the year ended March 31, 1997).

4.7 Registrant's Certificate of Amendment to Restated Articles of Incorporation (incorporated by reference to Exhibit 4.7 to the Registrant's Registration Statement on Form S-8, Registration No. 33-37873).

4.8               Registrant's Certificate of Amendment to Restated Articles of
                  Incorporation.

4.9 Registrant's Restated Bylaws, as amended (incorporated by reference to Exhibit 3.3 to Registrant's Registration Statement on Form S-1, as amended, Registration No. 33-53652).

5 Opinion of Honigman Miller Schwartz and Cohn, counsel to the Registrant, as to the legality of the shares of Common Stock being registered.

23.1              Consent of Deloitte & Touche LLP.

23.2 Consent of Honigman Miller Schwartz and Cohn (included in the opinion filed as Exhibit 5 to this Registration Statement).

24 Power of Attorney (included on the signature page of this Registration Statement).